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                                  EXHIBIT 99(b)

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Nautica Enterprises, Inc. (the "Company") hereby certifies that:

        (i) The accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended May 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        A signed original of this statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



                                          By: /s/ Harvey Sanders
                                             ---------------------------------
                                              Harvey Sanders
                                              Chief Executive Officer

Date:  July 15, 2003
       -------------

        The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.